SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 7, 2015 (May 7, 2015)
Date of Report (Date of earliest event reported)
RED LION HOTELS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or Other Jurisdiction	(Commission file number)	(I.R.S. Employer
of Incorporation)		Identification No.)

201 W. North River Drive
Suite 100
Spokane, Washington 99201
(Address of Principal Executive Offices, Zip Code)
(509) 459-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
On May 7, 2015, the registrant issued a press release setting forth its results for the fourth quarter and year ended March 31, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01    Statements and Exhibits
(d) Exhibits
The following exhibit is furnished pursuant to Item 2.02 hereof:
Exhibit No.    Exhibit
99.1     Press release dated May 7, 2015 reporting results for the first quarter ended March 31, 2015 .

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION
May 7, 2015	By:	/s/ James A. Bell
James A. Bell
Executive Vice President, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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